Exhibit 10.16

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this "Agreement") is made and entered into on 25th October 2011, by and between MOUNT KNOWLEDGE ASIA LTD., a Hong Kong company ("Seller"), and SOFTWARE SANS FRONTIERE SA, a Belize Corporation ("Buyer").

RECITALS:

WHEREAS, Seller is the legal and beneficial owner of the following shares (collectively, the "Target Shares") of LANGUAGE KEY ASIA LTD. (the "Target"), including, but not limited to, all of Target’s wholly-owned subsidiaries as set forth in Schedule I, attached hereto.

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Target Shares on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, Seller and Buyer do hereby agree as follows:

ARTICLE I

PURCHASE AND SALE

1.1. Purchase and Sale of Shares. Upon the terms and subject to the conditions of this Agreement, Seller hereby sells, assigns, and transfers to Buyer, and Buyer hereby purchases from Seller, the Target Shares at the Closing (as hereinafter defined) for the total purchase price of US$10.00 in hand, and the assumption of any and all liabilities of the Target (the "Total Purchase Price").

1.2. Closing. The closing under this Agreement with respect to the purchase and sale of the Target Shares (the "Closing") will take place simultaneously with the execution of this Agreement. At the Closing: (A) Seller shall (i) execute the Sold-Bought Note (the “Sold-Bought Note”), in the form attached hereto as Exhibit A, and the Share Transfer document (the “Instrument of Transfer”), in the form attached hereto as Exhibit B, effecting the sale and transfer of the Target Shares, (ii) deliver the share certificate(s) (the “Share Certificates”), in the form attached hereto as Exhibit C, representing the Target Shares to Buyer, and (iii) as applicable, deliver updated registers of members of the Target and each of the Target’s subsidiaries; and (B) Buyer shall (i) counter-execute the Sold-Bought Note, in the form attached hereto as Exhibit A, and the Instrument of Transfer document, in the form attached hereto as Exhibit B, effecting the sale and transfer of the Target Shares, and Stamp Duty document for the Stamp Officer, Inland Revenue Department, Hong Kong (the “Stamp Duty”), in the form attached hereto as Exhibit D.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer as follows:

2.1. Power and Authority. Seller (i) is a corporation incorporated under the Companies Law of Hong Kong, duly organized, validly existing and in good standing under the laws of the Hong Kong; (ii) has all requisite corporate power and capacity to make, execute, deliver and perform this Agreement; and (iii) the execution, delivery and performance of this Agreement by Seller has been duly authorized by all necessary corporate actions. This Agreement constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited only by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

2.2. No Violation of Constituent Documents. The execution, delivery and performance of this Agreement by Seller will not conflict with or result in the breach of any term or provision of, or violate, or constitute a default under Seller's Memorandum and Articles of Association, as in effect on the date hereof.

2.3. Ownership of Shares. Seller is the legal and beneficial owner of the Target Shares free and clear of all liens, restrictions, claims, security interests and encumbrances of any kind, nature or description (collectively, "Encumbrances"), and after giving effect to the transactions contemplated hereby, Buyer will acquire good, valid and marketable title to the Target Shares, free and clear of all Encumbrances.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller as follows:

3.1. Power and Authority. Buyer (i) is a corporation incorporated under the Companies Law of Belize, duly organized, validly existing and in good standing under the laws of Belize; (ii) has all requisite corporate power and capacity to make, execute, deliver and perform this Agreement and the Note; and (iii) the execution, delivery and performance of this Agreement by Buyer has been duly authorized by all necessary corporate actions. This Agreement constitutes legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except as the enforcement thereof may be limited only by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

3.2. No Violation of Constituent Documents. The execution, delivery and performance of this Agreement by Buyer will not conflict with or result in the breach of any term or provision of, or violate, or constitute a default under Buyer's Memorandum and Articles of Association, as in effect on the date hereof.

3.3. Investment Purpose. Buyer is acquiring the Target Shares solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Target Shares are not registered under any applicable law, and that the Target Shares may not be transferred or sold except pursuant to applicable securities laws and regulations.

ARTICLE IV

MISCELLANEOUS

4.1. Post-Closing Covenants. Buyer and Seller shall endeavor to complete or cause to be completed through mutual agreement and cooperation the following matters as soon as practical after closing:

(a) Company Secretary to update the statutory records and attend to the appropriate filings with the Companies Registry, and to mail all such records to the Buyer, as appropriate.

(b) Arrange for the appropriate relocation of assets relating to the Target and/or any subsidiary therof;

(c) Attend to the necessary debt reorganization of the Target and/or its subsidiary entities;

(d) Within five (5) business days following Closing, Buyer shall arrange for the appointment of a new Legal Representative and a new Supervisor from the current named individuals for the Target’s subsidiary located in China, as defined in Schedule I, attached hereto.

4.2. Non-Reliance. Buyer acknowledges that it has conducted to its satisfaction an independent investigation and verification of the financial condition, results of operations, assets, liabilities, properties and projected operations of Target, and, in making its determination to proceed with the transactions contemplated by this Agreement, Buyer has relied solely on the results of its own independent investigation and verification, and the representations and warranties of the Company expressly and specifically set forth in ARTICLE II. The representations and warranties by Seller expressly and specifically set forth in ARTICLE II constitute the sole and exclusive representations, warranties, and statements of any kind of Seller in connection with the transactions contemplated hereby, and Buyer understands, acknowledges and agrees that all other representations, warranties, and statements of any kind or nature, whether express or implied (including any relating to the respective future or historical financial condition, results of operations, prospects, assets or liabilities of the Target, or the quality, quantity or condition of the respective assets of each Target), are specifically disclaimed by Seller. BUYER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH IN ARTICLE II, (X) BUYER IS ACQUIRING THE TARGETS ON AN "AS IS, WHERE IS" BASIS AND (Y) NEITHER SELLER NOR ANY EQUITYHOLDER, OFFICER, DIRECTOR, MANAGER, EMPLOYEE, REPRESENTATIVE, ADVISOR, OR AGENT OF SELLER, WHETHER IN ANY INDIVIDUAL, CORPORATE OR ANY OTHER CAPACITY, IS MAKING, AND BUYER IS NOT RELYING ON, ANY REPRESENTATIONS, WARRANTIES, OR OTHER STATEMENTS OF ANY KIND WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, AS TO ANY MATTER CONCERNING THE TARGETS, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED TO (OR OTHERWISE ACQUIRED BY) BUYER OR ANY OF ITS REPRESENTATIVES.

4.3. Governing Law. All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of Hong Kong, without giving effect to any choice or conflict of law provision or rule.

4.4. Expenses. All costs and expenses incurred in connection with this Agreement and each other agreement, document and instrument contemplated by this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such costs and expenses.

4.5. Public Announcements. Unless otherwise required by applicable law (based upon the reasonable advice of counsel), no party to this Agreement shall make any public announcements or otherwise communicate with any news media the subject matter of this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed), and the parties shall cooperate and mutually agree as to the timing and contents of any such announcement or communication.

4.6. Further Assurances. The parties hereto will execute such further instruments and documents as are or may be necessary or recommended to effectuate and carry out the transactions contemplated by this Agreement.

4.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original (including copies sent to a party by fax or e-mail) as against the party signing such counterpart, but which together shall constitute one and the same instrument. Signatures transmitted via fax or e-mail shall be considered authentic and binding.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as a deed on the day and year first above written.

SELLER:

Language Key Asia Ltd.
/s/ Jeffrey Scott Tennenbaum
By:
Jeffrey Scott Tennenbaum, Director

Witness:

(Signature)

(Printed name)

BUYER:

Software Sans Frontiere SA
/s/ Gaye Knowles
By:
Gaye Knowles, Director

Witness:

(Signature)

(Printed name)

[Signature Page to Share Purchase Agreement]

SCHEDULE I

LIST

OF

TARGET SHARES

I.

TARGET

(Language Key Asia Ltd., a Hong Kong Corporation)

Class of Shares	Numbers of Shares	Percentage owned by Seller
Ordinary A Shares, US $1.00 Par Value	325,710	100%
Ordinary B Shares, US $0.10 Par Value	10,000,000	100%

Class of Shares	Numbers of Shares	Percentage owned by Target
Ordinary Shares, HK $1.00 Par Value	1	100%

Including, but not limited to the 100% ownership of interest of the wholly-owned subsidiaries of the Target, as set forth herein below:

II.

FIRST SUBSIDIARY OF TARGET

(Language Key Publishing Ltd., a Hong Kong Corporation)

III.

SECOND SUBSIDIARY OF TARGET

(Language Key Corporate Training Solutions Ltd., a Hong Kong Corporation)

Class of Shares	Numbers of Shares	Percentage owned by Target
Ordinary Shares, US $1.00 Par Value	301,282	100%

IV.

SUBSIDIARY OF SECOND SUBSIDIARY OF TARGET

(Language Key China Ltd., a China Corporation)

Total Investment	Registered Capital	Percentage owned by Second Subsidiary of Target
US $350,000.00	US $290,000.00	100%

EXHIBIT A

SOLD-BOUGHT NOTE

EXHIBIT B

INSTRUMENT OF TRANSFER

EXHIBIT C

SHARE CERTIFICATES

EXHIBIT D

DUTY STAMP